LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Supplement dated July 1, 2014 to the Loomis Sayles Investment Grade Bond Fund Summary Prospectus

and Prospectus, each dated February 1, 2014 as may be revised and supplemented from time to time.

Effective July 1, 2014, NGAM Advisors, L.P. (“NGAM Advisors”), has given a binding contractual undertaking to the Loomis Sayles Investment Grade Bond Fund to waive transfer agency fees for Class N shares of the Loomis Sayles Investment Grade Bond Fund.

Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Loomis Sayles Investment Grade Bond Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class N	Class Y	Admin Class
Management fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%
Other expenses	0.18%	0.18%	0.18%	0.38%	0.18%	0.43%[1]
Total annual fund operating expenses	0.83%	1.58%	1.58%	0.78%	0.58%	1.08%
Fee waiver and/or expense reimbursement[2,3]	0.00%	0.00%	0.00%	0.31%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.83%	1.58%	1.58%	0.47%	0.58%	1.08%

1	Other expenses include an administrative services fee of 0.25% for Admin Class shares.
2	Loomis, Sayles & Company, L.P, (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.95%, 1.70%, 1.70%, 0.65%, 0.70% and 1.20% of the Fund’s average daily net assets for Class A, B, C, N , Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.95%, 1.70%, 1.70%, 0.65%, 0.70% and 1.20% of the Fund’s average daily net assets for Class A, B, C, N , Y and Admin Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
3	NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example for Class N is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first 19 months and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:

	1 year	3 years	5 years	10 years
Class A	$531	$703	$890	$1,429
Class B	$661	$799	$1,060	$1,677
Class C	$261	$499	$860	$1,878
Class N	$48	$199	$384	$920
Class Y	$59	$186	$324	$726
Admin Class	$110	$343	$595	$1,317

If shares are not redeemed:

	1 year	3 years	5 years	10 years
Class B	$161	$499	$860	$1,677
Class C	$161	$499	$860	$1,878

2